FOREIGN EXCHANGE MOVEMENT	12 Months Ended
Jun. 30, 2021
Foreign Exchange Movement
FOREIGN EXCHANGE MOVEMENT

6. FOREIGN EXCHANGE MOVEMENT

The Company is more sensitive to movements in the AUD/USD exchange rates in 2021 than 2020 because of the increased amount of USD denominated cash and cash equivalents. The US warrants financial liability will be equity-based settled upon exercise of the US warrants. However, as the exercise will be done with an exercise price in US dollars, there is a foreign exchange risk due to the subsequent translation to Australian dollars. The Company’s exposure to other foreign exchange movements is not material.